UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2007

Old Dominion Freight Line, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	0-19582	56-0751714
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Old Dominion Way, Thomasville, North Carolina		27360
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(336) 889-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2007, the Board of Directors of Old Dominion Freight Line, Inc. (the "Company") approved certain amendments to the Amended and Restated Bylaws of Old Dominion Freight Line, Inc. (the "Bylaws"), effective immediately (the "Bylaw Amendments"). The Bylaw Amendments were necessary due to rule changes promulgated by The NASDAQ Stock Market LLC that require NASDAQ-listed companies, including the Company, to ensure that their listed securities are eligible for participation in a direct registration system ("DRS") by January 1, 2008. To comply with these rules, the Company must, among other things, be authorized to issue some or all of its listed securities in uncertificated form. Prior to the Bylaw Amendments, the Bylaws required shares to be certificated and did not allow for the transfer of uncertificated shares.

The Bylaw Amendments amended the text of the Bylaws as follows:

(i) The text of Article 7, Section 1 of the Bylaws was deleted in its entirety and replaced with new text that (a) allows for the shares of the Company’s capital stock to be certificated or uncertificated; and (b) requires the Company to provide written notification to shareholders that have received uncertificated shares setting forth, among other things, information about the Company, the shareholder’s name and share information, any restrictions on transfer, and any additional information required by the Virginia Stock Corporation Act to be included on certificates; and

(ii) The text of Article 7, Section 2 of the Bylaws was deleted in its entirety and replaced with new text that provides for the transfer of both certificated and uncertificated shares.

The foregoing is a summary of the Bylaw Amendments and is qualified in its entirety by reference to the Amendments to the Amended and Restated Bylaws of Old Dominion Freight Line, Inc., which is included as Exhibit 3.2.2 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. 3.2.2 - Amendments to the Amended and Restated Bylaws of Old Dominion Freight Line, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Dominion Freight Line, Inc.

December 12, 2007	By:	/s/ John P. Booker, III

Name: John P. Booker, III
Title: VP - Controller (Principal Accounting Officer)

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Exhibit Index

Exhibit No.	Description

3.2.2	Amendments to the Amended and Restated Bylaws of Old Dominion Freight Line, Inc.